UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

AMENDMENT NO. 1 TO

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 3, 2008

CHINA INSONLINE CORP.
(Exact name of registrant as specified in its charter

Delaware	0-20532	74-2559866
(State or Other Jurisdiction of	(Commission File	(IRS Employer Identification No.)
Incorporation)	Number)

Room 42, 4F, New Henry House, 10 Ice House Street, Central, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (011) 00852-25232986

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition Or Disposition Of Assets.

This Amendment No. 1 to Form 8-K (this “Amendment”) amending and supplementing the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 3, 2008 (the “Original 8-K”) by China INSOnline Corp., a Delaware corporation (the “Registrant”), is being filed to provide certain financial information not included in the Original 8-K as permitted under Item 9.01(a)(4) of Form 8-K. The Original 8-K was filed pursuant to Items 1.01 and 2.01 of Form 8-K to report the completion of the purchase (the “Purchase”) of all of the issued and outstanding capital stock of Guang Hua Insurance Agency Company Limited, a limited liability company organized under the laws of The People’s Republic of China (the “Target”), effective October 28, 2008, by the Registrant’s wholly-owned subsidiary, Rise and Grow Limited (“R&G”) and ZYTX Technology Co., Ltd. (“ZYTX”), a company controlled by R&G through R&G’s wholly-owned subsidiary ZBDT (Beijing) Technology Co., Ltd. Pursuant to the Purchase, the Target became a wholly-owned subsidiary of ZYTX.  The information previously reported in the Original 8-K is incorporated by reference herein, including the copy of the share purchase agreement entered into by the parties in connection with the Purchase attached to the Original 8-K as Exhibit 10.1.

This Amendment includes the following financial statements and pro forma financial information required under Item 9.01 of Form 8-K: (1) audited financial statements of the Target for the fiscal years ended June 30, 2008 and 2007, together with interim unaudited financial statements of the Target for the three (3) months ended September 30, 2008 and (2) unaudited condensed combined pro forma financial statements of the Target.

Item 9.01 Exhibits.

(a)           Financial Statements of Business Acquired.

(1)           Audited Financial Statements of Target for the years ended June 30, 2008 and 2007 as required by this Item 9.01(a) are attached as Exhibit 99.1 hereto and incorporated into this Item 9.01(a) by reference.

(2)           Unaudited Condensed Financial Statements of Target for three months ended September 30, 2008 and 2007 as required by this Item 9.01(b) are attached as Exhibit 99.2 hereto and incorporated into this Item 9.01(b) by reference.

(b)           Pro Forma Financial Information.

(1)           Unaudited condensed combined pro forma financial statements of Registrant and Subsidiaries for the year ended June 30, 2008, and ,

(2)           Unaudited condensed combined pro forma financial statements of Registrant and Subsidiaries as of and for the three months ended September 30, 2008, are attached as Exhibit 99.3 hereto and incorporated into this Item 9.01(c) by reference.

(c)           Not Applicable

(d)           Exhibit No. Description:

Exhibit	Description	Location
Exhibit 23.1	Consent of Weinberg & Company, P.A.	Provided herewith
Exhibit 99.1	Audited Financial Statements of Target	Provided herewith
Exhibit 99.2	Unaudited Condensed Financial Statements of Target	Provided herewith
Exhibit 99.3	Unaudited Condensed Combined Pro Forma Financial Statements of Registrant and Subsidiaries	Provided herewith

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2009

CHINA INSONLINE CORP.

By:	/s/ Junjun Xu
Name: Junjun Xu
Title: Chief Executive Officer